UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): August 12, 2003

PFF BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27404 (Commission File Number)	95-4561623 (IRS Employer Identification No.)

350 South Garey Avenue Pomona, CA		91766
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (909) 623-2323

Not Applicable
(Former name or former address, if changed since last report)

Items 1 through 6. Not applicable.

Item 7. Financial Statements and Exhibits

(a)     No financial statements are required to be filed with this report.

(b)     No pro forma financial information is required to be filed with this report.

(c)     The following exhibit is filed with this Report:

Exhibit No.      Description

99.1                 Analyst and Investor Meeting Presentation dated August 12, 2003, of PFF Bancorp, Inc. ("the Company").

Item 8. Not applicable.

Item 9. Regulation FD

     The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

     On August 12, 2003, representatives of the Company met with analysts and investors.  The Company's presentation is attached as Exhibit 99.1.

Item 10-11. Not applicable.

Item 12. Results of Operations and Financial Condition

See Item 9 per SEC Release 33-8216, March 27, 2003.

EXHIBIT INDEX
Exhibit	Description
99.1	Investor and Analyst Meeting Presentation dated August 12, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFF BANCORP, INC.
By: /s/ Gregory C. Talbott
Gregory C. Talbott Executive Vice President and Chief Financial Officer
Date: August 12, 2003